                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement                   [ ]   CONFIDENTIAL, FOR USE
                                                          OF THE COMMISSION ONLY
                                                         (AS PERMITTED BY RULE
                                                         14A-6(E)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               US DATAWORKS, INC.
                               ------------------

                (Name of Registrant as Specified In Its Charter)
                -----------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies: ________________________
      (2) Aggregate number of securities to which transaction applies: ________________________
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ___________
      (4) Proposed maximum aggregate value of transaction:______________________
      (5) Total fee paid: ________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid: ________________________

         (2)  Form, Schedule or Registration Statement No.: ____________________

         (3)  Filing Party: ________________________

         (4)  Date Filed: ________________________

Notes:

Reg (S) 240.14a-101.

                               [US DATAWORKS LOGO]

                               US DATAWORKS, INC.

                         5301 HOLLISTER ROAD, SUITE 250
                                HOUSTON, TX 77040
                                 (713) 934-3855
                                  July 26, 2004

Dear Stockholder:

      You are cordially invited to attend our 2004 Annual Meeting of Stockholders to be held at 9:30 a.m., local time, on Wednesday September 1, 2004 at the Company's offices at 5301 Hollister Road, Suite 250, Houston, Texas.

      The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

      After reading the Proxy Statement, please vote by signing, dating and returning the enclosed proxy card, or by submitting your proxy voting instructions by telephone or through the Internet. If you hold your shares through a broker or other nominee you should contact your broker to determine whether you may submit your proxy by telephone or Internet. YOUR SHARES CANNOT BE VOTED UNLESS YOU SUBMIT YOUR PROXY OR ATTEND THE ANNUAL MEETING IN PERSON. Your vote is important, so please submit your proxy promptly.

      A copy of our 2004 Annual Report to Stockholders is also enclosed.

      The Board of Directors and management look forward to seeing you at the meeting.

                                Sincerely yours,

                                /s/ Charles E. Ramey

                                Charles E. Ramey
                                Chief Executive Officer

                               US DATAWORKS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD SEPTEMBER 1, 2004

To the Stockholders of US Dataworks, Inc.:

      Notice is hereby given that the Annual Meeting of Stockholders of US Dataworks, Inc. (the "Company") will be held at the Company's offices at 5301 Hollister Road, Suite 250, Houston, Texas on September 1, 2004 at 9:30 a.m., local time, for the following purposes:

            1. To elect Class II directors to serve until the 2007 Annual Meeting of Stockholders and thereafter until their successors are elected and qualified.

            2. To approve an amendment to the Company's Amended and Restated 2000 Stock Option Plan to increase the number of shares available for issuance thereunder from 3,200,000 to 6,000,000 shares

            3. To approve an amendment to the Company's Amended and Restated 2000 Stock Option Plan to increase the number of options granted to non-employee members of the Board of Directors.

            4. To ratify the appointment of Ham, Langston & Brezina, LLP as the Company's independent auditors.

            5. To transact such other business as may properly come before the meeting and any and all adjourned or postponed sessions thereof.

      Stockholders of record at the close of business on July 9, 2004 are entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournment or postponement thereof.

      IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING. EVEN IF YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO VOTE YOUR SHARES AT YOUR EARLIEST CONVENIENCE IN ORDER TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS USE.

                                  By order of the Board of Directors.

                                  /s/ John J. Figone

                                  John J. Figone
                                  Secretary
Houston, Texas
July 26, 2004

                               US DATAWORKS, INC.
                         5301 HOLLISTER ROAD, SUITE 250
                                HOUSTON, TX 77040

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

      The enclosed Proxy is solicited on behalf of the Board of Directors of US Dataworks, Inc. (which we will refer to as the "Company" or "US Dataworks" throughout this Proxy Statement) for use at the 2004 Annual Meeting of Stockholders to be held at the Company's headquarters located at 5301 Hollister Road, Suite 250, Houston, Texas on Wednesday, September 1, 2004, at 9:30 a.m., local time, and at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company's principal executive offices are located at the address listed at the top of the page and the telephone number is (713) 934-3855.

      The Company's 2004 Annual Report on Form 10-KSB, containing financial statements and financial statement schedules required to be filed for the year ended March 31, 2004, is being mailed together with these proxy solicitation materials to all stockholders entitled to vote. This Proxy Statement, the accompanying Proxy and the Company's 2004 Annual Report will first be mailed on or about July 26, 2004 to all stockholders entitled to vote at the meeting.

      The Company will provide copies of exhibits to the 2004 Annual Report on Form 10-KSB to any requesting stockholder upon the payment of a reasonable fee and upon the request of the stockholder made in writing to US Dataworks, Inc., 5301 Hollister Road, Suite 250, Houston, Texas, 77040, Attn: John S. Reiland. The request must include a representation by the stockholder that, as of July 9, 2004, the stockholder was entitled to vote at the Annual Meeting.

RECORD DATE AND SHARE OWNERSHIP

      Stockholders of record at the close of business on July 9, 2004 (which we will refer to as the "Record Date" throughout this Proxy Statement) are entitled to notice of and to vote at the Annual Meeting and at any adjournment(s) thereof. The Company has one series of common stock issued and outstanding, designated as Common Stock, $0.0001 par value per share ("Common Stock"), and one series of preferred stock issued and outstanding, designated Series B Convertible Preferred Stock, $0.0001 par value per share ("Series B Convertible Preferred Stock"). As of the Record Date, approximately 26,333,144 shares of the Common Stock were issued and outstanding and entitled to vote. Holders of Series B Convertible Preferred Stock are entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Series B Convertible Preferred Stock, could be converted as of the Record Date. As of the Record Date, approximately 125,933 shares of the Series B Convertible Preferred Stock, on an as converted basis, were issued and outstanding and entitled to vote.

HOW YOU CAN VOTE

      Stockholders of record may vote their shares at the Annual Meeting either in person or by proxy. To vote by proxy, stockholders should either:

            - mark, date, sign and mail the enclosed proxy form in the prepaid envelope;

            -     submit the proxy voting instructions by telephone;

            -     submit the proxy using the Internet.

      Stockholders who hold their shares through a broker or other nominee should contact their broker to determine whether they may submit their proxy by telephone or Internet. Submitting a proxy will not affect a stockholder's right to vote if the stockholder attends the Annual Meeting and wants to vote in person.

REVOCABILITY OF PROXIES

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use at the meeting by (a) delivering to the Company at its principal offices (Attention: Secretary) (i) a written notice of revocation or (ii) a duly executed proxy bearing a later date or (b) attending the meeting and voting in person. However, a proxy will not be revoked simply by attending the Annual Meeting and not voting. To revoke a proxy previously submitted by telephone or the Internet, a stockholder of record can simply vote again at a later date, using the same procedures, in which case the later submitted vote will be recorded and the earlier vote will thereby be revoked.

VOTING

      On all matters, each share has one vote. Directors are elected by a plurality vote. The nominees for the Class II director seats who receive the most affirmative votes of shares present in person or represented by proxy and entitled to vote on this proposal at the meeting will be elected to serve as directors. Each of the other proposals submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of the majority of the shares present in person or represented by proxy at the meeting entitled to vote on such proposal. Holders of Common Stock and Series B Convertible Preferred Stock vote together as a single class on all proposals.

SOLICITATION OF PROXIES

      The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

      Votes cast by proxy or in person at the Annual Meeting ("Votes Cast") will be tabulated by the Inspector of Elections (the "Inspector"), with the assistance of the Company's transfer agent. The Inspector will also determine whether or not a quorum is present. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Nevada law for approval of proposals presented to stockholders. In general, Nevada law provides that a quorum consists of a majority of shares entitled to vote and present or represented by proxy at the meeting.

      The Inspector will treat shares that are voted WITHHELD or ABSTAIN as being present and entitled to vote for purposes of determining the presence of a quorum but will not be treated as votes in favor of approving any matter submitted to the stockholders for a vote. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted:

            - for the election of the two nominees for Class II directors set forth herein;

            - for the approval to amend the Company's Amended and Restated 2000 Stock Option Plan to increase the number of shares available for issuance thereunder from 3,200,000 to 6,000,000 shares;

            - for the approval to amend the Company's Amended and Restated 2000 Stock Option Plan to increase the number of options granted to non-employee members of the Board of Directors;

            - for the ratification of Ham, Langston & Brezina, LLP, as independent public accountants of the Company for the fiscal year ending March 31, 2005; and

            - upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof in accordance with the discretion of the proxyholder.

      Proxies that are not returned will not be counted in determining the presence of a quorum and will not be counted toward any vote.

      If a broker indicates on the enclosed proxy or its substitute that such broker does not have discretionary authority as to certain shares to vote on a particular matter (broker non-votes), those shares will be considered as present for purposes of determining the presence of a quorum but will not be treated as shares entitled to vote on that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Nevada concerning voting of shares and determination of a quorum.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

      Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2005 Annual Meeting must be received by the Secretary of the Company no later than March 28, 2005 in order that they may be included in the Company's proxy statement and form of proxy relating to that meeting.

      A stockholder proposal not included in the Company's proxy statement for the 2005 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company. To be timely, the Company must have received the stockholder's notice no later than June 6, 2005.

      If a stockholder wishing to present a proposal at the 2005 Annual Meeting (without regard to whether it will be included in the proxy materials for that meeting) fails to notify the Company by June 6, 2005, the proxies management receives for the 2005 Annual Meeting will confer discretionary authority to vote on any stockholder proposals properly presented at that meeting.

                                    IMPORTANT

PLEASE SUBMIT YOUR PROXY AT YOUR EARLIEST CONVENIENCE SO THAT, WHETHER YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OR NOT, YOUR SHARES CAN BE VOTED, THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE ANNUAL MEETING.

                       PROPOSAL 1: ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES

      The Company's Amended and Restated Bylaws provide that the Company shall have no less than one nor more than 11 directors. The number of members of the Company's Board of Directors is currently set at six. The Company's Amended and Restated Bylaws also provide for the classification of the Board of Directors into three classes of directors, each consisting of a number of directors equal as nearly as practicable to one-third the total number of directors, with the term of office of one class expiring each year. Unless otherwise instructed, the enclosed proxy will be voted to elect the persons named below as Class II directors for a term of three years expiring at the 2007 Annual Meeting of Stockholders and until their successors are duly elected and qualified. If a nominee shall be unavailable as a candidate at the Annual Meeting, votes pursuant to the proxy will be voted either for a substitute nominee designated by the Board of Directors or, in the absence of such designation, in such other manner as the directors may in their discretion determine. The Board of Directors does not anticipate that the nominees will become unavailable as candidates. The nominees for Class II directors, as recommended by the Nominating Committee of the Board of Directors, and the incumbent Class I and Class III directors are as follows:

                NOMINEES AS CLASS II DIRECTORS TERMS EXPIRE 2007

NAME                         AGE            BUSINESS EXPERIENCE AND EDUCATION
----                         ---            ---------------------------------
Hayden D. Watson             55             Mr. Watson has served as a director since September 2002.  In May 1999, he founded The Mariner Group, Inc., a banking investment and management consulting company, where he serves as President.  From December 1996 to May
                                            1999, Mr. Watson served as Managing Director of Bank Operations for Fleet
                                            Financial Group, now FleetBoston Financial Corporation, a financial holding company.
Thomas L. West, Jr.          66             Mr. West has served as a director since September 2002.  He has served as
                                            Chairman and Chief Executive Officer of WestMark Ventures, a venture capital company, since January 2000 and as President and Chief Executive Officer of
                                            Pocket Technologies, Inc., a developer of applications for handheld computing devices, since July 2000.  Prior to joining WestMark Ventures and Pocket
                                            Technologies, Inc.,  Mr. West held various positions at the American General
                                            Financial Group, an insurance company, including Vice Chairman and Group
                                            Executive-Retirement Services from April 1994 to January 2000.

                       CLASS I DIRECTORS TERMS EXPIRE 2006

NAME                         AGE            BUSINESS EXPERIENCE AND EDUCATION
----                         ---            ---------------------------------
Joe Abrell                   69             Mr. Abrell has served as a director since October 1999.  From July 1997 until his retirement in December 1999, he served as a consultant at PrimeCo
                                            Personal Communications, a wireless technology company.  From July 1986 to
                                            December 1999, he operated his own public relations and marketing firm, Joe
                                            Abrell, Inc.

John L. Nicholson, M.D.      69             Dr. Nicholson has served as a director since September 2002.  He has been in private practice since 1969.  Dr. Nicholson brings an entrepreneurial perspective and seasoned business experience to the Board of Directors.  He has been an investor in several companies, including US Dataworks, Inc.  Dr.
                                            Nicholson has served on many local, state, and national medical organizations and has been an Associate Clinical Professor at Stanford University since 1969.

                      CLASS III DIRECTORS TERMS EXPIRE 2005

NAME                         AGE            BUSINESS EXPERIENCE AND EDUCATION
----                         ---            ---------------------------------
Charles E. Ramey             63             Mr. Ramey has served as a director since July 2001 and became Chairman of the
                                            Board and Chief Executive Officer of the Company in December 2001.  Prior to
                                            joining US Dataworks, Mr. Ramey was President and co-founder of PaymentNet
                                            Inc., now Signio Inc., an outsourced e-commerce payment processing company, from April 1996 to December 1998.

Terry Stepanik               53             Mr. Stepanik has served as a director since September 2002 and President and
                                            Chief Operating Officer of the Company since April 2001.  Mr. Stepanik also served as the Interim Chief Financial Officer from September 2002 to April
                                            2003.  In November 1997, Mr. Stepanik co-founded of US Dataworks, Inc., a
                                            Delaware corporation, which we acquired in April 2001, and served as its
                                            President from November 1997 to April 2001.  From April 1994 to November
                                            1997, Mr. Stepanik was the Senior Project Manager for TeleCheck Services,
                                            Inc., a provider of paper and electronic check services.

REQUIRED VOTE

      The nominees for the Class II director seats who receive the most affirmative votes of shares present in person or represented by proxy and entitled to vote on this proposal at the meeting will be elected to serve as directors. Unless marked to the contrary, proxies received will be voted "FOR" the nominees.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINEES SET FORTH ABOVE AS CLASS II DIRECTORS.

                          BOARD MEETINGS AND COMMITTEE

      The Board of Directors held nine meetings during fiscal year 2004. All directors attended at least 75% of the aggregate of all meetings of the Board and of the committees of the Board on which they served. The Company does not have a formal policy regarding director attendance at annual meetings of stockholders, however, it is expected, absent good reason, that all directors will be in attendance. All of the Company's directors attended the 2004 Annual Meeting.

      AUDIT COMMITTEE

      The Audit Committee, which held nine meetings in fiscal year 2004, currently consists of Messrs. Abrell and Watson, and Dr. Nicholson, each of whom are qualified to serve on the Audit Committee under rules of the American Stock Exchange. Currently, the Audit Committee does not have a designated audit committee financial expert. The Board of Directors and each of the members of the Audit Committee believe that the Audit Committee as presently comprised thoroughly and adequately performs its primary functions without a member designated as an audit committee financial expert. However, as the Company's operations expand in the future, the Board and the Audit Committee will seek to add a member that is qualified to serve as an audit committee financial expert. The Board has determined that each member of the Audit Committee is independent, as independence is defined in Section 121A of the American Stock Exchange listing standards. The Audit Committee is established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

      The Board of Directors has adopted a written charter for the Audit Committee, which provides that the Audit Committee's primary functions are to
(a) oversee the integrity of the Company's financial statements and the Company's compliance with legal and regulatory reporting requirements, (b) appoint a firm of certified public accountants whose duty it is to audit the financial records of the Company for the fiscal year for which it is appointed,
(c) evaluate the qualifications and independence of the independent auditors,
(d) oversee the performance of the Company's internal audit function and independent auditors, and (e) determine the compensation and oversee the work of the independent auditors. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are prepared in accordance with generally accepted accounting principles in the United States. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements.

      COMPENSATION COMMITTEE

      The Compensation Committee, which held nine meetings during fiscal 2004, consists of Messrs. Watson and West. The Compensation Committee's primary functions are to (a) review and approve corporate goals and objectives relevant to senior executive compensation (including that of the Chief Executive Officer), evaluate senior management's performance in light of those goals and objectives, and determine and approve senior management's compensation level based on their evaluation, (b) make recommendations to the Board of Directors with respect to non-senior management compensation, incentive-compensation plans and equity-based plans, (c) administer the Company's compensation plans and programs, and (d) review management development and succession programs. The Board has determined that each member of the Compensation Committee is independent, as independence is defined in Section 121A of the American Stock Exchange listing standards.

      NOMINATING COMMITTEE

      In April 2004, the Board of Directors bifurcated the Nominating and Corporate Governance Committee into the Nominating Committee and the Corporate Governance Committee. The Nominating Committee consists of three members, Messrs. Abrell and West and Dr. Nicholson. The Board has adopted a written charter for the Nominating Committee which is attached as Appendix A to this Proxy Statement. The Nominating Committee's primary functions are to (a) identify individuals qualified to serve on the Board of Directors, and recommend that the Board of Directors select director nominees to be considered for election at the Company's next annual meeting of stockholders or to be appointed by the Board of Directors to fill an existing or newly created vacancy on the Board of Directors, (b) identify members of the Board of Directors to serve on Board committees and to serve as chairman thereof and recommend each such member and chairman to the Board of Directors, (c) develop and revise, as appropriate, corporate governance guidelines applicable to the Company and recommend such determine the composition of committees of the Board of Directors, after consultation with the chief executive officer and with consideration of the desires of individual members of the Board of Directors, (d) review and make recommendations to the Board of Directors with respect to candidates for director proposed by stockholders of the Corporation, (e) consider and make recommendations to the Board concerning the appropriate size of the Board, (f) evaluate on an annual basis the functioning and effectiveness of the Board of Directors, its committees and its individual members, and to the extent the Committee deems appropriate, recommend changes to increase the effectiveness of the Board of Directors and its committees, (g) consider and make recommendations on matters related to the practices, policies and procedures of the Board of Directors, and (h) perform such other activities and functions related to the selection and nomination of directors as may be assigned from time to time by the Board of Directors, including, but not limited to preparing or causing to be prepared any reports or other disclosure required with respect to the Committee by any applicable proxy or other rules of the Securities and Exchange Commission or as required by the rules and regulations of the American Stock Exchange.

      The Board of Directors has determined that all members of the Nominating Committee currently are independent, as independence is defined in Section 121A of the American Stock Exchange listing standards.

      CORPORATE GOVERNANCE COMMITTEE

      The Corporate Governance Committee consists of three members, Dr. Nicholson (appointed chairman as of April 29, 2004), and Messrs. Abrell and Watson. The Board has adopted a written charter for the Corporate Governance Committee which is attached as Appendix B to this Proxy Statement. The Corporate Governance Committee's primary functions are to (a) formulate and recommend to the Board of Directors a list of corporate governance guidelines, (b) recommend to the Board of Directors any revisions to the Corporate Governance Charter or committee policy to ensure compliance with applicable securities law and regulations and stock market rules, (c) formulate and recommend to the Board of Directors a code of business conduct and ethics for directors, officers and employees of the Company that, among other tings, encourages the reporting of any illegal or unethical behavior, (d) evaluate on an annual basis the performance of the Company's management as a whole and its individuals, with respect to compliance with the Corporate Governance Charter and committee policy and report such findings to the Board of Directors, (e) consider and make recommendations on matters related to the practices, policies and procedures of the Board of Directors, and (f) perform such other activities and functions related to corporate governance as may be assigned from time to time by the Board of Directors, including, but not limited to preparing or causing to be prepared any reports or other disclosure required with respect to the Corporate Governance Committee by any applicable proxy or other rules of the Securities and Exchange Commission or as required by the rules and regulations of the American Stock Exchange.

      The Board of Directors has determined that all members of the Corporate Governance Committee currently are independent, as independence is defined in
Section 121A of the American Stock Exchange listing standards.

      DIRECTOR NOMINATION POLICY

      In July 2004, the Board, by resolution, adopted a director nomination policy. The purpose of the policy is to describe the process by which candidates for inclusion in the Company's recommended slate of director nominees are selected. The director nomination policy is administered by the Nominating Committee. Pursuant to its charter, the Nominating Committee evaluates nominees to the Board of Directors based on relevant industry experience, general business experience, relevant financial experience, and compliance with independence and other qualifications necessary to comply with any applicable tax and securities laws and the rules and regulations of the American Stock Exchange.

      The policy provides that candidates for Board membership must possess the background, skills and expertise to make significant contributions to the Board, to the Company and its stockholders. Desired qualities to be considered include substantial experience in business or administrative activities; breadth of knowledge about issues affecting the Company; and ability and willingness to contribute special competencies to Board activities. The Board also considers whether members and potential members are independent under the American Stock Exchange listing standards. In addition, candidates should possess the following attributes: personal integrity; absence of conflicts of interest that might impede the proper performance of the responsibilities of a director; ability to apply sound and independent business judgment; sufficient time to devote to Board and Company matters; ability to fairly and equally represent all stockholders; reputation and achievement in other areas; independence under Securities and Exchange Commission rules; and diversity of viewpoints, background and experiences.

      The Board of Directors intends to review the charter of the Nominating Committee and the director nomination policy from time to time to consider whether modifications to the charter or policy may be advisable as the Company's needs and circumstances evolve, and as applicable legal or listing standards change. The Board may amend the charter or the policy at any time.

STOCKHOLDER NOMINATIONS

      The Nominating Committee will consider director candidates recommended by stockholders and will evaluate such director candidates in the same manner in which it evaluates candidates recommended by other sources. In making recommendations for director nominees for the annual meeting of stockholders, the Nominating Committee will consider any written recommendations of director candidates by stockholders received by the Corporate Secretary of the Company no later than 90 days before the anniversary of the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to, or delayed by more than 60 days after such anniversary date, notice must be received by the 10th day following the date that public disclosure of the date of the annual meeting is given to stockholders. Recommendations must be mailed to US Dataworks, Inc., 5301 Hollister Road, Suite 250, Houston, Texas 77040,
Attention: Corporate Secretary, and include all information regarding the candidate as would be required to be included in a proxy statement filed pursuant to the proxy rules promulgated by the Securities and Exchange Commission if the candidate were nominated by the Board of Directors (including such candidate's written consent to being named in the proxy statement as a nominee and to serving as a director if elected). The stockholder giving notice must provide (i) his or her name and address, as they appear on the Company's books, and (ii) the class and number of shares of the Company which are beneficially owned by such stockholder. The Company may require any proposed nominee to furnish such other information it may require to be set forth in a stockholder's notice of nomination which pertains to the nominee.

COMMUNICATION WITH DIRECTORS

      The Board of Directors welcomes communications from its stockholders and other interested parties and has adopted a procedure for receiving and addressing those communications. Stockholders and other interested parties may communicate any concerns they may have about the Company directly to either the full Board of Directors or one or more directors by mailing their communications to the Company at the following address: [Director] US Dataworks, Inc., 5301 Hollister Road, Suite 250, Houston, Texas 77040, Attention: Corporate Secretary (Board Matters). The Corporate Secretary promptly will forward all stockholder communications and other communications from interested parties unopened to the intended recipient.

COMPENSATION OF DIRECTORS

      The Company currently reimburses each non-employee director for reasonable expenses (such as travel and out of pocket expenses) incurred while attending meetings of the Board of Directors. Each non-employee director receives an option to purchase 36,000 shares of the Company's Common Stock upon election, or re-election, as the case may be, to the Board of Directors by the stockholders at a regular annual meeting of the stockholders. If elected to serve a term of less than three years the non-employee director receives a pro rata portion of 36,000 shares. These options vest and become exercisable in three equal annual installments. In addition, beginning in fiscal year 2005, each non-employee director will receive $5,000 for each meeting of the Board of Directors they attend in person, plus reasonable expenses, and $1,000 for each telephone meeting in which they participate.

      If the stockholders approve Proposal 2 and Proposal 3, each non-employee director will receive an option to purchase 100,000 shares of the Company's Common Stock upon election or re-election, as the case may be, to the Board of Directors by the stockholders at a regular annual meeting of the stockholders (the "Election Stock Option"). If elected to serve a term of less than three years the non-employee director receives a pro rata portion of the 100,000 shares. Each non-employee director will also receive an option to purchase 60,000 shares of the Company's Common Stock annually. The Lead Director and the Audit Committee Chairperson will also receive an option to purchase 50,000 shares of the Company's Common Stock annually while each Chairperson of a committee, other than the Audit Committee, will receive an option to purchase 30,000 shares of the Company's Common Stock annually. In addition, for each committee, other than the Audit Committee, on which a non-employee director serves, except as Chairperson, the non-employee director will receive an option to purchase 10,000 shares of the Company's Common Stock annually. Finally, members of the Audit Committee, except the Chairperson, will receive an option to purchase 15,000 shares of the Company's Common Stock annually. These options, except the Election Stock Option, vest in full on the one year anniversary of the date of grant.

EXECUTIVE OFFICERS

Executive officers of the Company generally serve at the pleasure of the Board of Directors and are subject to annual appointment by the Board at its first meeting following the annual meeting of stockholders. Information regarding Messrs. Ramey and Stepanik can be found under "Directors and Nominees." The Company's other executive officers as of July 2004 are:

NAME                         AGE            BUSINESS EXPERIENCE AND EDUCATION
----                         ---            ---------------------------------
John S. Reiland              54             Mr. Reiland has served as Chief Financial Officer since March 2003.  Prior to joining the Company, Mr. Reiland was an independent financial consultant providing senior financial and operational management services from September
                                            2002 to March 2003.  From March 2002 to September 2002, he was Interim Chief
                                            Executive Officer of New England Pantry, a master franchiser and operator of
                                            53 convenience stores located in the greater Boston area.  From November 2000 through February 2002, Mr. Reiland was President and Chief Executive Officer
                                            of ServiceIQ, Inc., a developer of service industry field work force software applications utilizing wireless handheld devices.  Prior to joining
                                            ServiceIQ, Inc., he was Chief Financial Officer and Director of NEON Systems,
                                            Inc., a computer software developer of mainframe integration adapters from
                                            June 1996 to October 2000.  Mr. Reiland is a Certified Public Accountant.

John J. Figone.              44             Mr. Figone has served as Vice President of Business Operations and General
                                            Counsel since September 2003.  Prior to joining the Company, Mr. Figone served as legal counsel at Pillsbury Winthrop LLP for three years, as well as
                                            Ferrari, Olsen, Ottoboni & Bebb LLP.  Mr. Figone worked for the City and
                                            County of San Francisco where he was in charge of Special Projects from 1994 to 1998.  In 1994, Mr. Figone became Senior Negotiator for the City and
                                            County of San Francisco.

Mario Villarreal             34             Mr. Villarreal has served as Vice President and Chief Technology Officer since April 2001.  In April 2004, he was named Senior Vice President.  In
                                            November 1997, Mr. Villarreal co-founded US Dataworks, Inc., a Delaware corporation, and served as its Vice President from November 1997 to April
                                            2001.  From June 1991 to May 1997, Mr. Villarreal served as Manager of
                                            Systems Architecture Group at TeleCheck Services, Inc.


                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

      The following table sets forth compensation for services rendered in all capacities to US Dataworks for the three fiscal years ended March 31, 2004 for the Chief Executive Officer and the four other most highly compensated executive officers as of March 31, 2004 whose total annual salary and bonus for fiscal 2004 exceeded $100,000 (collectively, the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG-TERM
                                                                                         COMPENSATION
                                                                                            AWARDS
                                                                                         -------------
                                                                                           SECURITIES
                                                           ANNUAL COMPENSATION            UNDERLYING        ALL OTHER
                                                          ----------------------         -------------    ----------------
     NAME AND PRINCIPAL POSITION                YEAR       SALARY($)   BONUS($)          OPTIONS(#)(1)    COMPENSATION ($)
----------------------------------------        ----      -----------  --------          -------------    ----------------
Charles E. Ramey.........................       2004.     200,000 (2)         --               400,000                  --
 Chief Executive Officer                        2003      180,000 (2)         --                   --                   --
                                                2002       52,500             --                 6,000                  --

Terry Stepanik..........................        2004      175,000 (3)         --               710,000                  --
  President and Chief Operating                 2003      186,128 (3)         --                    --                  --
  Officer                                       2002      158,792 (4)         --                45,000                  --

John S. Reiland..........................       2004      150,000             --               150,000                  --
  Chief Financial Officer(5)                    2003        6,250             --                    --                  --
                                                2002           --             --                    --                  --

John J. Figone                                  2004      150,000             --               400,000                  --
  Vice President and                            2003           --             --                    --                  --
  General Counsel(6)                            2002           --             --                    --                  --

Mario Villarreal.........................       2004      150,000             --               710,000                  --
  Senior Vice President and                     2003      120,000          5,000                    --                  --
  Chief Technology Officer (7)                  2002      115,385             --                45,000               3,460

----------------------

(1) All share amounts have been adjusted to reflect the one-for-five reverse stock split effective on September 29, 2003.

(2) Mr. Ramey's 2003 compensation includes $136,774 that was accrued but paid in 2004.

(3) Mr. Stepanik's 2003 compensation includes $66,128 sales commissions that were accrued but unpaid in 2003. Mr. Stepanik was paid $60,000 of these accrued unpaid sales commissions in 2004.

(4)   Includes $38,792 paid in sales commissions.

(5)   Mr. Reiland was appointed Chief Financial Officer in March 2003.

(6) Mr. Figone was appointed Vice President Business Operations and General Counsel in September 2003.

(7) On April 1, 2004, Mr. Villarreal's annual base compensation was increased to $165,000.

STOCK OPTIONS

      The following table provides summary information concerning stock options held as of March 31, 2004 by each of the Named Officers.

AGGREGATE FISCAL YEAR-END OPTION VALUES

                                                            NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED                VALUE OF UNEXERCISED
                                 SHARES                       OPTIONS HELD AT                   IN-THE-MONEY OPTIONS AT
                                ACQUIRED      VALUE           MARCH 31, 2004 (#)                  MARCH 31, 2004 ($) (1)
                               ON EXERCISE                  ----------------------------      -----------------------------
NAME                                 (#)      REALIZED ($)  EXERCISABLE     UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
----                           -----------    ------------  -----------     -------------     -----------      -------------
Charles E. Ramey..........              --              --      406,000             --             372,580             --
Terry Stepanik............              --              --      373,750           355,000          210,238           649,825
John S. Reiland ..........              --              --           --           150,000               --                --
John J. Figone............              --              --           --           400,000               --                --
Mario Villarreal..........              --              --      400,000           355,000          246,725           649,825

---------------------------

(1) Calculated on the basis of the fair market value of the underlying securities at March 31, 2004 ($1.94 per share) as reported on the American Stock Exchange minus the exercise price.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

      On May 13, 2003, the Company entered into an employment agreement with Charles E. Ramey, pursuant to which he is employed as the Company's Chief Executive Officer and Chairman of the Board of Directors at an annual base salary of $200,000 for a term of three years. The Agreement will automatically renew for successive one year terms unless either party gives timely notice of non-renewal. Pursuant to the terms of the agreement, Mr. Ramey received an option to purchase 394,000 shares of Common Stock under the Amended and Restated Stock Option Plan, or 2000 Plan, at an exercise price of $1.00 per share. The option vests as to 280,000 shares on May 20, 2003 and the remaining shares vest on January 1, 2004. Mr. Ramey was also entitled to receive an option to purchase 6,000 shares of Common Stock under the 2000 Plan at an exercise price equal to $2.95 per share. This option became fully vested on January 1, 2004. Mr. Ramey is also eligible to receive a bonus at the discretion of the Board of Directors.

      In the event of a change of control, all of Mr. Ramey's options will become fully vested and exercisable. If Mr. Ramey is terminated, other than for cause, or resigns within 10 days following a material decrease in title within six months following a change of control, Mr. Ramey is entitled to receive a lump sum payment equal to two times his annual base salary and all his options shall become fully vested, subject to compliance with certain ongoing obligations and the delivery of a release to the Company. If Mr. Ramey resigns within 10 days following a material decrease in title by the Company's Board of Directors, other than for cause, 50% of Mr. Ramey's unvested options will become fully vested.

      On April 2, 2003, the Company entered into an employment agreement with Terry Stepanik, pursuant to which he is employed as President and Chief Operating Officer of the Company at an annual base salary of $175,000 for a term of three years. The agreement will automatically renew for successive one year terms unless either party gives timely notice of non renewal. Pursuant to the terms of the agreement, Mr. Stepanik received an option to purchase 355,000 shares of Common Stock under the 2000 Plan at an exercise price of $0.55 per share. The option vests as to 177,500 shares on December 31, 2003 and the remaining shares vest on April 2, 2004. Mr. Stepanik was also granted an option to purchase 290,000 shares of Common Stock outside the 2000 Plan at an exercise price of $0.55 per share and an option to purchase 65,000 shares of Common Stock under the 2000 Plan at an exercise price of $2.95 per share. These options vest as to 145,000 shares and 32,500 shares, respectively, on March 31, 2005 and the remaining shares under both options vest on March 31, 2006. Pursuant to his employment agreement, Mr. Stepanik also received an option to purchase 290,000 shares of Common Stock outside the 2000 Plan on April 26, 2004 at an exercise price of $1.49 per share which amount was the fair market value of the Company's Common Stock on the date of grant. This option will vest as to 145,000 shares on March 31, 2005 and the remaining shares will vest on March 31, 2006. Mr. Stepanik is also eligible to receive an annual bonus equal to 5% of the Company's earnings before interest, taxes, depreciation and amortization, not to exceed 1.5 times his annual base salary, plus such additional amount as determined by the Board of Directors in its sole discretion.

      In the event of a change of control, all of Mr. Stepanik's options will become fully vested and exercisable. If Mr. Stepanik is terminated, other than for cause, or resigns within 10 days following a material decrease in title within six months following a change of control, he is entitled to receive a lump sum payment equal to two times his annual base salary and all his options will become fully vested, subject to compliance with certain ongoing obligations and the delivery of a release to the Company. If Mr. Stepanik resigns within 10 days following a material decrease in title by the Board of Directors, other than for cause, 50% of Mr. Stepanik's unvested options will become fully vested.

      On April 2, 2003, the Company also entered into an employment agreement with Mario Villarreal, pursuant to which he is employed as the Senior Vice President-Chief Technology Officer of the Company at an annual base salary of $150,000 for a term of three years. The agreement will automatically renew for successive one-year terms unless either party gives timely notice of non renewal. Pursuant to the terms of the agreement, Mr. Villarreal received an option to purchase 355,000 shares of Common Stock under the 2000 Plan at an exercise price of $0.55 per share. The option vests as to 177,500 shares on April 25, 2003 and the remaining shares vest on April 2, 2004. Mr. Villarreal was also granted an option to purchase 290,000 shares of Common Stock outside the 2000 Plan at an exercise price of $0.55 per share and an option to purchase 65,000 shares of Common Stock under the 2000 Plan at an exercise price of $2.95 per share. These options vest as to 145,000 shares and 32,500 shares, respectively, on March 31, 2005 and the remaining shares under both options vest on March 31, 2006. Pursuant to his employment agreement, Mr. Villarreal also received an option to purchase 290,000 shares of Common Stock outside the 2000 Plan on April 26, 2004 at an exercise price of $1.49 per share which amount was the fair market value of the Company's Common Stock on the date of grant. This option will vest as to 145,000 shares on March 31, 2005 and the remaining shares vest on March 31, 2006. Mr. Villarreal is also eligible to receive an annual bonus equal to 3% of the Company's earnings before interest, taxes, depreciation and amortization, not to exceed 1.5 times his annual base salary, plus such additional amount as determined by the Board of Directors in its sole discretion.

      In the event of a change of control, all of Mr. Villarreal's options will become fully vested and exercisable. If Mr. Villarreal is terminated, other than for cause, or resigns within 10 days following a material decrease in title within six months following a change of control, he is entitled to receive a lump sum payment equal to two times his annual base salary and all his options shall become fully vested, subject to compliance with certain ongoing obligations and the delivery of a release to the Company. If Mr. Villarreal resigns within 10 days following a material decrease in title by the Board of Directors, other than for cause, 50% of Mr. Villarreal's unvested options will become fully vested.

      On September 26, 2003, the Company entered into an employment agreement with John J. Figone, pursuant to which he is employed as the Vice President Business Development and General Counsel of the Company at an annual base salary of $150,000 for a term of three years. The agreement will automatically renew for successive one year terms unless either party gives 90 days prior written notice of non renewal. Pursuant to the terms of the agreement, Mr. Figone received an option to purchase 400,000 shares of Common Stock under the 2000 Plan at an exercise price of $2.70 per share which amount was the fair market value of the Company's Common Stock on the date of grant. The option vests as to 100,000 shares on September 26, 2004, 150,000 shares on September 26, 2005, and 150,000 shares on September 26, 2006. Subject to approval of the Compensation Committee, Mr. Figone will also be granted an option to purchase an additional 400,000 shares of Common Stock under the 2000 Plan on September 26, 2006, at an exercise price of equal to the fair market value of the Company's Common Stock on the date of grant. These options vest as to 200,000 shares on September 26, 2007 and the remaining shares will vest on September 26, 2008. Mr. Figone is also eligible to receive an annual bonus equal to 33% of his annual base salary based upon the achievement of the Company's corporate goals as established and determined by the Board annually and for other achievements by us or Mr. Figone during the year as approved by the Compensation Committee.

      If Mr. Figone has not received the additional options to purchase 400,000 shares described above before a change of control, he will be entitled to a cash bonus at that time equal to the appreciation of the value of 400,000 shares of the Company's Common Stock subsequent to September 26, 2003. If Mr. Figone is terminated, other than for cause, or resigns within 10 days following a material decrease in title within six months following a change of control, he is entitled to receive a lump sum payment equal to two times his annual base salary and all his options will become fully vested, subject to compliance with certain ongoing obligations and the delivery of a release to the Company. If Mr. Figone resigns within 10 days following a material decrease in title by the Board of Directors, other than for cause, 50% of Mr. Figone's unvested options will become fully vested.

      On March 17, 2003, the Company entered into an employment agreement with John S. Reiland, pursuant to which he is employed as the Chief Financial Officer of the Company at an annual base salary of $150,000. Either party may terminate the agreement with at least thirty days prior written notice. In the event Mr. Reiland is terminated, other than for cause, he is entitled to receive a lump sum payment equal to two months base salary and all his options and cash bonuses, if any, will become fully vested and payable.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information as of July 16, 2004, as to shares of the Company's Common Stock beneficially owned by: (i) each person who is known by the Company to own beneficially more than 5% of any class of the Company's capital stock, (ii) each of the Company's Named Officers, (iii) each of the Company's directors and each nominee for director and (iv) all of the Company's current directors and executive officers as a group. Unless otherwise stated below, the address of each beneficial owner listed on the table is c/o US Dataworks, Inc., 5301 Hollister Road, Suite 250, Houston, Texas 77040. All share amounts have been adjusted to reflect the one-for-five reverse stock split effective on September 29, 2003.

                                  AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                              -----------------------------------------------------------
                                                               RIGHT TO                         PERCENTAGE OF CLASS
                                               SHARES OF       ACQUIRE                          BENEFICIALLY OWNED
                                 SHARES OF      SERIES B      BENEFICIAL                     -----------------------    PERCENTAGE
                                  COMMON       PREFERRED     OWNERSHIP OF                                                 OF VOTING
                                  STOCK          STOCK       COMMON STOCK         TOTAL                                  SECURITIES
    NAME AND ADDRESS OF         BENEFICIALLY  BENEFICIALL  WITHIN 60 DAYS        COMMON     COMMON        SERIES B      BENEFICIALLY
     BENEFICIAL OWNER             OWNED         OWNED      OF JULY 16,2004        STOCK     STOCK (2)  PREFERRED STOCK   OWNED(1)(2)
---------------------------   -------------  ------------  ---------------      ---------   ---------  ---------------   -----------
5% STOCKHOLDERS


 Mark Deveau...............      33,070          56,000          4,500            37,570       *           8.9%               *
 Harvey M. Gammon(3).......      43,270         280,000         42,000            85,270       *          44.5                *
 Thomas & Lois Gibbons.....      59,716          67,000         10,050            69,766       *          10.6                *
 Yeshwant Mehta(4).........      54,388          79,999         12,000            66,388       *          12.7                *

NAMED OFFICERS AND
DIRECTORS

 Charles E. Ramey..........   2,050,210               *      2,097,250         4,147,460    14.6             *             14.5
 Terry Stepanik............     267,586               *        350,850           618,436     2.3             *              2.3
 John S. Reiland...........       5,000               *              *             5,000       *             *                *
 John J. Figone............         750               *              *               750       *             *                *
 Mario Villarreal..........     101,670               *        400,763           502,433     1.9             *              1.9
 Joe Abrell................       1,000               *         65,000            66,000       *             *                *
 John L. Nicholson(5)......     313,146         133,334         61,409           374,555     1.4          21.2              1.5
 Hayden D. Watson..........       --                  *         32,000            32,000       *             *                *
 Thomas L. West, Jr........      18,000               *         32,000            50,000       *             *                *
 All current directors and
   executive officers as a
   group (9 persons).......   2,757,362         133,334      3,039,272         5,796,634    19.7          21.2             22.0

---------------------------
* Amount represents less than 1% of the Company's Common Stock.

(1) To our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of voting securities shown as beneficially owned by them, subject to community property law, where applicable, and the information contained in the footnotes to this table.

(2) Applicable percentage ownership of common stock is based on 26,333,144 shares of common stock issued and outstanding as of July 16, 2004. Series B Preferred Stock is based on 629,666 shares of Series B Preferred Stock outstanding on July 16, 2004. Applicable percentage ownership of voting securities is based on 26,459,077 shares of common stock issued and outstanding as of July 16, 2004, including shares of Series B Preferred Stock convertible into common stock. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or convertible or exchangeable into such shares of common stock, held by that person, that are currently exercisable or exercisable within 60 days of July 16, 2004 are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of another person.

(3) Includes 25,873 shares held by the Sterling Trust Company Trustee FBO Harvey M. Gammon.

(4) Includes 25,202 shares held by the Sterling Trust Company Trustee FBO Yeshwant Mehta.

(5) Includes 165,454 shares held by J.L. Nicholson MD Inc. 401-K FBO John L. Nicholson, 50,000 shares held by JLN Trust DTD April 26, 2001 and 55,031 shares held by John L. Nicholson MD Inc. FBO John L. Nicholson.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In connection with Mr. Figone's relocation to the Company's headquarters in Houston, Texas in August 2003, the Company guaranteed a temporary personal loan with Southwest Bank of Texas on his behalf. As of March 31, 2004, $150,000 was outstanding. The loan guaranteed by the Company bears interest at 3.85%. On May 20, 2004, Mr. Figone repaid the principal and accrued interest in full. Accordingly, the Company is no longer a guarantor of the loan.

      All share amounts and per share prices discussed below have been adjusted to reflect the one-for-five reverse stock split effective on September 29, 2003.

      The Company, through its predecessor-in-interests, acquired US Dataworks, Inc., a Delaware corporation, on March 31, 2001, with an effective date of April 2, 2001 through a Share Exchange Agreement. Terry Stepanik and Mario Villarreal, co-founders of the Delaware company, received 199,467 shares of Common Stock and 64,533 shares of Common Stock, respectively, and a warrant to purchase 13,600 shares and 4,400 shares of Common Stock, respectively, at an exercise price of $3.65 per share. One of the liabilities of this Delaware company that was assumed by the Company was a promissory note in the principal amount of $1,315,000 in favor of Allstate Communications, Inc.

      In connection with the acquisition of the Delaware company, David Baeza, the former Chief Executive Officer and former Chief Marketing Officer of the Company, returned to the Company 152,800 shares of Common Stock. In exchange for these shares, the Company issued to Mr. Baeza a promissory note in principal amount of $110,000. This promissory note bears an interest rate of 10% per annum. If prior to April 1, 2003, the Company raised a cumulative of $5,000,000 in gross proceeds from debt or equity financings, pursuant to the terms of the promissory note, the principal amount and accrued interest were to become due and payable. The Company did not raise $5,000,000 by April 1, 2003 and the principal amount and accrued interest of the promissory note was forgiven.

      On February 14, 2002, the Company entered into a settlement agreement with Allstate Communications, Inc. As part of this settlement, the Company transferred all rights in its application service provider technology software to Allstate Communications, Inc. and the warrants to purchase an aggregate of 664,000 shares of the Company's Common Stock held by Mr. Russell Leventhal and Mr. Frank Montelione, two of the Company's former 5% stockholders, were cancelled. In addition, Allstate Communications, Inc. and Messrs. Leventhal and Montelione forgave notes payable in the amount of $260,206 and the Company forgave notes payable in the amount of $300,519. The Company also agreed to pay the remainder of the amounts owed to Allstate Communications, Inc. and Messrs. Leventhal and Montelione, an aggregate of $1,150,000, out of proceeds from future equity financings. Of the $1,150,000 owed, $1,024,400 is pursuant to the promissory note assumed in connection with the acquisition of the Delaware company. On December 31, 2002, this promissory note was cancelled and the Company issued a new promissory note in the amount of $1,041,482 pursuant to Amendment Number 1 to Settlement Agreement. The promissory note was fully repaid at September 30, 2003 as a result of the conversion of the outstanding principal and accrued interest into 417,084 shares of Common Stock.

      During fiscal 2003 and 2002, the Company issued promissory notes in an aggregate principal amount of $1,353,000 to Mr. Ramey, the Chief Executive Officer of the Company bearing an interest rate of 12% per annum. On July 10, 2003, the Company consolidated these promissory notes into one promissory note for $1,353,000, bearing an interest rate of 7% per annum, pursuant to the Subordinated, Convertible Note and Warrant Agreement. The note proceeds were used to fund the Company's business operations. This promissory note may be converted into shares of Common Stock at a conversion price equal to the lesser of (i) $0.80 per share or (ii) the closing bid price of Common Stock as listed on the American Stock Exchange on the trading day immediately prior to the date of a change of control of the Company or the date of Mr. Ramey's notice of voluntary conversion of the promissory note. In connection with this promissory note, the Company issued to Mr. Ramey a warrant to purchase 1,691,250 shares of Common Stock at an exercise price of $0.80 per share. The principal amount and accrued interest is due and payable upon demand after July 10, 2004. As of September 30, 2003, Mr. Ramey elected to fully convert the promissory note and accrued interest of $21,277. On September 30, 2003, the Company issued Mr. Ramey 1,717,847 shares of Common Stock pursuant to the conversion.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

      The laws of the state of Nevada and our Bylaws provide for indemnification of the Company's directors for liabilities and expenses that they may incur in such capacities. In general, directors and officers are indemnified with respect to actions taken in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and with respect to any criminal action or proceeding, actions that the indemnitee had no reasonable cause to believe were unlawful.

      The Company has been advised that in the opinion of the Securities and Exchange Commission, indemnification for liabilities arising under the Securities Act is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee is responsible for appointing the independent auditors and reviewing the scope, results and costs of the audits and other services provided by the Company's independent auditors. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the Company's financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible in their report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Board of Directors has adopted a written charter for the Audit Committee. The members of the Audit Committee are Joe Abrell, John L. Nicholson, M.D. and Hayden D. Watson, each of whom meets the independence standards, set forth in Section 121A of the American Stock Exchange listing standards.

      The Audit Committee has reviewed the Company's audited consolidated financial statements and discussed such statements with management. The Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit and Finance Committees, as amended).

      The Audit Committee received from the Company's independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and discussed with them their independence. Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2004, and be filed with the Securities and Exchange Commission.

      This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                                   Audit Committee

                                   Joe Abrell
                                   John L. Nicholson, M.D.
                                   Hayden D. Watson

                 PROPOSALS 2 AND 3: TO APPROVE AMENDMENTS TO THE
                   AMENDED AND RESTATED 2000 STOCK OPTION PLAN

      On June 23, 2004 and July 20, 2004, the Compensation Committee recommended to the Board of Directors that the stockholders approve amendments to the Company's Amended and Restated 2000 Stock Option Plan (the "2000 Plan") consolidated for purposes of this Proxy Statement into Amendment No. 1 to the 2000 Plan, a copy of which is attached to this Proxy Statement as Appendix C.

SUMMARY OF AMENDMENTS

     The amendments

       - increase the number of shares of Common Stock reserved for issuance under the 2000 Plan from 3,200,000 to 6,000,000 shares (Proposal 2), and

       - increase the number of options to purchase shares of Common Stock granted to non-employee members of the Board of Directors (Proposal
          3).

      The amendments have been approved by the Board of Directors, subject to the approval of the Company's stockholders at the Annual Meeting. Proposal 3 is contingent upon Proposal 2 being approved by the Company's stockholders at the Annual Meeting.

DESCRIPTION OF THE 2000 PLAN

      The 2000 Plan was initially adopted by the Board of Directors in August 2000 and first approved by the Company's stockholders in December 2000. The 2000 Plan as amended and restated was approved by the Board of Directors in July 2002 and May 2003 and by the Company's stockholders in September 2002 and September 2003. The purpose of the 2000 Plan is to enable the Company to attract and retain top quality employees, officers, directors and consultants and to provide such employees, officers, directors and consultants with an incentive to enhance stockholder returns.

     The 2000 Plan provides for the grant to directors, officers, employees and consultants of the Company (including its subsidiaries) of restricted share awards and options to purchase shares of the Company's Common Stock. The 2000 Plan may be administered by the Board of Directors or a committee of the Board of Directors (in either case, the "Committee"), which has complete discretion to select the optionees and to establish the terms and conditions of each restricted share award and option, subject to the provisions of the 2000 Plan. Options granted under the 2000 Plan may be "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified options. As of July 16, 2004, 24 employees were eligible to be considered for the grant of options under the 2000 Plan.

SHARES SUBJECT TO THE 2000 PLAN

      Currently, a total of 6,000,000 shares of Common Stock (including 2,800,000 shares subject to stockholder approval at the Annual Meeting) have been reserved for issuance under the 2000 Plan. If any option granted under the 2000 Plan expires or terminates for any reason without having been exercised in full, then the unpurchased shares subject to that option will once again be available for additional restricted share awards and option grants. As of July 16, 2004, the Company had outstanding options under the 2000 Plan to purchase an aggregate of 2,703,750 shares of Common Stock at exercise prices ranging from $0.55 to $22.58 per share, or a weighted average per share exercise price of $1.90; no shares of Common Stock have been issued under the 2000 Plan; and 3,296,250 shares of Common Stock (including 2,800,000 shares subject to stockholder approval at the Annual Meeting) are available for future issuance under the 2000 Plan.

      The exercise price of incentive stock options may not be less than 100% of the fair market value of the Common Stock as of the date of grant (110% of the fair market value if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). The Code currently limits to $100,000 the aggregate value of Common Stock for which incentive stock options may first become exercisable in any calendar year under the 2000 Plan or any other option plan adopted by the Company. Nonstatutory stock options may be granted under the 2000 Plan at an exercise price of not less than the par value of the Common Stock on the date of grant. Nonstatutory stock options also may be granted without regard to any restriction on the amount of Common Stock that may be acquired pursuant to such options in any one year. On July 16, 2004, the closing price for the Common Stock on the American Stock Exchange was $1.35 per share.

      Subject to the limitations contained in the 2000 Plan, options granted under the 2000 Plan will become exercisable at such times and in such installments as the Committee shall provide in the terms of each individual stock option agreement. The Committee must also provide in the terms of each stock option agreement when the option expires and becomes unexercisable, and may also provide the option expires immediately upon termination of employment for any reason.

      Unless otherwise provided in the applicable stock option agreement, upon termination of employment of an optionee, all options that were then exercisable terminate three months (one year in the case of termination by reason of death or disability) following termination of employment. Any options which were not exercisable on the date of such termination immediately terminate upon termination of employment.

NON-EMPLOYEE DIRECTOR OPTIONS

      Current Terms. Currently, each non-employee director receives an initial one-time option to purchase 36,000 shares of the Company's Common Stock upon election, or re-election, as the case may be, to the Board of Directors by the stockholders at a regular annual meeting of the stockholders (the "Initial Stock Option"). If elected to serve a term of less than three years the non-employee director receives a pro rata portion of the 36,000 shares. This Initial Stock Option vests and becomes exercisable in three equal annual installments. In addition, the Lead Director and each Chairperson of a committee of the Board of Directors receives an option to purchase 6,000 shares of the Company's Common Stock annually. For each committee on which a non-employee serves, except as Chairperson, such member will receive an option to purchase 2,000 shares of the Company's Common Stock annually. These options, except the Initial Stock Option, vest in full on the one year anniversary of the date of grant. Each non-employee director who is not appointed as Lead Director, or Chairperson or member of a committee of the Board of Directors at the annual meeting of the Board of Directors held immediately following an annual meeting receive an option to purchase a pro rata portion of 6,000 shares and/or 2,000 shares, as the case may be, based on the number of full months remaining from the date of appointment until the next annual meeting. The Initial Stock Option, was also granted to those non-employee members serving on the Board of Directors as of the date of the 2003 annual meeting of the stockholders.

      Proposed Amendment. In order to stay competitive and have the ability to attract and retain qualified members to serve on the Board of Directors, each non-employee director will receive (subject to stockholder approval of Proposal 2 and Proposal 3) an option to purchase 100,000 shares of the Company's Common Stock upon election or re-election, as the case may be, to the Board of Directors by the stockholders at a regular annual meeting of the stockholders (the "Election Stock Option"). If elected to serve a term of less than three years the non-employee director receives a pro rata portion of the 100,000 shares. This Election Stock Option will vest and become exercisable in three equal annual installments. Each non-employee director will also receive an option to purchase 60,000 shares of the Company's Common Stock annually. The Lead Director and the Audit Committee Chairperson will also receive an option to purchase 50,000 shares of the Company's Common Stock annually while each Chairperson of a committee, other than the Audit Committee, will receive an option to purchase 30,000 shares of the Company's Common Stock annually. In addition, for each committee, other than the Audit Committee, on which a non-employee director serves, except as Chairperson, the non-employee director will receive an option to purchase 10,000 shares of the Company's Common Stock annually. Finally, members of the Audit Committee, except the Chairperson, will receive an option to purchase 15,000 shares of the Company's Common Stock annually. These options, except the Election Stock Option, vest in full on the one year anniversary of the date of grant.

RESTRICTED SHARE AWARDS

      The terms of any restricted share award under the 2000 Plan will be set forth in a restricted share agreement to be entered into between the Company and each grantee. The Committee will determine the terms and conditions of such restricted share agreements, which need not be identical. The purchase price for shares of Common Stock sold under the 2000 Plan may not be less than the par value of such shares. Shares may also be awarded under the 2000 Plan in consideration of services rendered prior to the award, without a cash payment by the grantee.

TERM OF THE 2000 PLAN

      Options granted under the 2000 Plan may not be exercised more than 10 years after the grant (five years after the grant if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). Options granted under the 2000 Plan are not transferable and may be exercised only by the respective grantees during their lifetime or by their heirs, executors or administrators in the event of death. Under the 2000 Plan, shares subject to cancelled or terminated options are reserved for subsequently granted options. The number of options outstanding and the exercise price thereof are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends. The 2000 Plan is effective for ten years, unless sooner terminated or suspended.

AMENDMENTS TO THE 2000 PLAN

      The Board of Directors may at any time amend, alter, suspend or terminate the 2000 Plan. No amendment, alteration, suspension or termination of the Plan will impair the rights of any optionee, unless mutually agreed otherwise between the optionee and the Committee, which agreement must be in writing and signed by the optionee and the Company. Termination of the 2000 Plan will not affect the Committee's ability to exercise the powers granted to it under the 2000 Plan with respect to options granted under the Plan prior to the date of such termination.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

      Incentive stock options granted under the 2000 Plan will be afforded favorable federal income tax treatment under the Code. If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee's sale of the shares (assuming that the sale occurs more than two years after grant of the option and more than one year after exercise of the option), any gain will be taxed to the optionee as long term capital gain. If the optionee disposes of the shares prior to the expiration of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain.

      All other options granted under the 2000 Plan will be nonstatutory stock options and will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon exercise of the nonstatutory stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of each share over its exercise price. Upon an optionee's resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will generally qualify for long term capital gain or loss treatment if the shares have been held for more than one year. The Code provides for reduced tax rates for long term capital gains based on the taxpayer's income and the length of the taxpayer's holding period.

      The recipient of a restricted share award will generally recognize ordinary compensation income when such shares are no longer subject to a substantial risk of forfeiture, based on the excess of the value of the shares at that time over the price, if any, paid for such shares. However, if the recipient makes a timely election under the Code to be subject to tax upon the receipt of the shares, the recipient will recognize ordinary compensation income at that time equal to the fair market value of the shares over the price paid, if any, and no further ordinary compensation income will be recognized when the shares vest.

      The Company is generally entitled to a deduction for Federal income tax purposes equal to the amount of ordinary compensation income recognized by the recipient of an option or restricted share award at the time such income is recognized.

      The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or restricted shares, or to the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences of an optionee's death.

                      EQUITY COMPENSATION PLAN INFORMATION

      The following table sets forth certain information as to the Company's equity compensation plans for fiscal 2004. All share amounts have been adjusted to reflect the one-for-five reverse stock split effective on September 29, 2003.

                              NUMBER OF SECURITIES
                                TO BE ISSUED UPON                                           NUMBER OF SECURITIES REMAINING
                                   EXERCISE OF        WEIGHTED AVERAGE EXERCISE PRICE    AVAILABLE FOR FUTURE ISSUANCE UNDER
                              OUTSTANDING OPTIONS,        OF OUTSTANDING OPTIONS,        EQUITY COMPENSATION PLANS (EXCLUDING
                               WARRANTS AND RIGHTS          WARRANTS AND RIGHTS          SECURITIES REFLECTED IN COLUMN (a))
       PLAN CATEGORY                   (a)                          (b)                                  (c)
       -------------          --------------------          -------------------          -------------------------------------
Equity compensation plans
approved by the
stockholders                       2,493,750                        $1.95                               706,250

Equity compensation plans
not approved by the
stockholders                         694,100                        $3.68                                     -
                                  ----------                        -----                               -------

Total                              3,187,850                        $2.34                               706,250

      The 2000 Plan is the Company's only equity compensation plan that has been approved by the stockholders. The Company has also granted non-statutory stock options to purchase shares of Common Stock pursuant to stock option agreements. These grants were made outside of the 2000 Plan. The exercise prices of these options were equal to the fair market value of the Company's Common Stock on the date of grant. As of March 31, 2004, these options vest over periods up to two years from the date of grant and have a duration of five years (114,100) and ten years (580,000). The exercise price may be paid in cash or by a net issuance.

NEW PLAN BENEFITS

As discussed above, the 2000 Plan provides for automatic grants of options to purchase shares of the Company's Common Stock to non-employee directors. The following table sets forth the number of shares of Common Stock underlying the options that will be automatically awarded to our non-employee directors at the Annual Meeting if Proposal 2 and Proposal 3 are approved by the Company's stockholders.

                             NEW PLAN BENEFITS TABLE

                  NAME AND POSITION                                  DOLLAR VALUE ($)   NUMBER OF UNITS
                  -----------------                                  ----------------   ---------------
All Executive Officers as a Group                                             N/A (1)         N/A (1)
All Non-employee Directors as a Group (_4 Persons)(2)                $    945,000 (3)     700,000 (4)
All Non-employee Officers Employees as a Group                                N/A (1)         N/A (1)


(1) Only non-employee directors of the Company are eligible to receive automatic grants under the 2000 Plan. Because awards that might be made under the 2000 Plan to our executive officers and non-executive employees will depend on the discretionary actions of the Board of Directors and the Compensation Committee and the fair market value of the Company's Common Stock at various future dates, it is not currently possible to determine the benefits that might be received by these persons.

(2)   Assumes Messrs. Watson and West are re-elected at the Annual Meeting.

(3) Value based on the closing price of the Company's Common Stock on July 16, 2004 of $1.35.

(4) Subject to stockholder approval of Proposal 2 and Proposal 3, pursuant to the terms of the 2000 Plan, each non-employee director will be granted an option to purchase 60,000 shares annually and upon election or re-election to the Board of Directors, each non-employee director will receive an option to purchase 100,000 shares; the Lead Director and the Audit Committee Chair will be granted an option to purchase 50,000 shares; the Chairperson of a committee, other than the Audit Committee, will be granted an option to purchase 30,000 shares; each committee, other than Audit Committee, on which a non-employee director serves, such member will be granted an option to purchase 10,000 shares; members of the Audit Committee will be granted an option to purchase 15,000 shares.

REQUIRED VOTE

      Approval of each of (i) Proposal 2 to amend the 2000 Plan to increase the number of shares available for issuance thereunder from 3,200,000 to 6,000,000 shares, and (ii) Proposal 3 to amend the 2000 Plan to increase the number of options granted to non-employee members of the Board of Directors requires the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF EACH OF (I) PROPOSAL 2 TO AMEND THE COMPANY'S AMENDED AND RESTATED 2000 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER FROM 3,200,000 TO 6,000,000 SHARES, AND (II) PROPOSAL 3 TO AMEND THE COMPANY'S AMENDED AND RESTATED 2000 STOCK OPTION PLAN TO INCREASE THE NUMBER OF OPTIONS GRANTED TO NON-EMPLOYEE MEMBERS OF THE BOARD OF DIRECTORS.

          PROPOSAL 4: TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS

      The Audit Committee has appointed the firm of Ham, Langston & Brezina, LLP ("HL&B") as the Company's independent auditors for the fiscal year ending March 31, 2005, subject to ratification by the stockholders. Representatives of HL&B are expected to be present at the Company's Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

      The firm of Singer Lewak Greenbaum & Goldstein LLP ("SLGG") audited the Company's financial statements from fiscal year 2000 to fiscal year 2002. On June 11, 2003, the Company's Audit Committee made a determination to no longer engage SLGG as the Company's independent public accountants and engaged HL&B on June 11, 2003 to serve as the Company's independent public accountants for the fiscal years ended March 31, 2003 and 2004.

      SLGG's reports on the Company's consolidated financial statements for each of the fiscal years ended March 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      During the fiscal years ended March 31, 2003 and 2002 and the subsequent interim period through June 11, 2003, there were no disagreements with SLGG on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to SLGG's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years. No event described in paragraph (a)(1)(iv)(B) of Item 304 of Regulation S-B has occurred within the Company's fiscal years ending March 31, 2003 and 2002 and the subsequent interim period through June 11, 2003.

      During the fiscal years ended March 31, 2003 and 2002 and through June 11, 2003, the Company did not consult HL&B with respect to any other matters which were the subject of any disagreement or any reportable event, or on the application of accounting principles to a specified transaction, either completed or proposed.

AUDIT FEES

      The aggregate fees billed for professional services rendered by HL& B for the audit of the Company's financial statements for each of the fiscal years ended March 31, 2004 and March 31, 2003, and the reviews of the financial statements included in the Company's Forms 10-QSB for such fiscal years were $50,500 and $34,000, respectively.

AUDIT-RELATED FEES

      The aggregate fees billed in the fiscal year ended March 31, 2004 for assurance and related services rendered by HL&B that are related to the performance of the audit or review of the Company's financial statements but not reportable as Audit Fees were $38,100. Audit-Related Fees in fiscal 2004 were primarily for review of the financial statements and other information contained in the Company's SB-2 and S-3 filings with the SEC. There were no such fees billed for the fiscal year ended March 31, 2003.

TAX FEES

      The aggregate fees billed for professional services rendered by HL&B for tax compliance, tax advice, and tax planning in the fiscal year ended March 31, 2004 were $7,600. Tax Fees in fiscal 2004 were incurred for: (i) preparation of the calendar 2002 Federal corporate tax return; (ii) preparation of state franchise tax returns; and (iii) consultation. There were no such fees billed for the fiscal year ended March 31, 2003.

ALL OTHER FEES

      There were no other fees billed for services rendered by HL&B not reportable as Audit Fees, Audit Related Fees or Tax Fees for each of the fiscal years ended March 31, 2004 and March 31, 2003.

AUDIT COMMITTEE PRE-APPROVAL POLICIES

      The Audit Committee has established a policy intended to clearly define the scope of services performed by the Company's independent auditors for non-audit services. This policy relates to audit services, audit-related services, tax and all other services which may be provided by the Company's independent auditor and is intended to assure that such services do not impair the auditor's independence. The policy requires the pre-approval by the Audit Committee of all services to be provided by the Company's independent auditor. Under the policy, the Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee or its designee. In addition, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated is required to report to the Audit Committee at its next meeting any services which such member or members has approved. The policy also provides that the Audit Committee will pre-approve the fee levels for all services to be provided by the independent auditor. Any proposed services exceeding these levels will require pre-approval by the Audit Committee.

      All of the services provided by the Company's principal accounting firm described above under the captions Audit Fees, Audit-Related Fees and Tax Fees were approved in accordance with this policy and the Audit Committee has determined that the auditor independence has not been compromised as a result of providing these services and receiving the fees for such services as noted above.

REQUIRED VOTE

      Ratification will require the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy. In the event confirmation is not obtained, the Board of Directors will review its selection of the Company's independent auditors for the fiscal year ending March 31, 2005.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF HAM, LANGSTON & BREZINA, LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required to furnish us with copies of all such forms that they file.

      Based solely on our review of copies of such forms it has received and written representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, we believe that all of our officers, directors and greater than 10% beneficial owners complied with all
Section 16(a) filing requirements applicable to them with respect to transactions during fiscal 2004.

                                  OTHER MATTERS

      The Company knows of no business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

                                             By order of the Board of Directors.

                                             /s/ Charles E. Ramey

                                             Charles E. Ramey
July 26, 2004                                Chief Executive Officer

                  PLEASE SIGN, DATE AND MAIL YOUR PROXY NOW OR
                 SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET

                  US DATAWORKS APPRECIATES YOUR PROMPT RESPONSE

                                                                      APPENDIX A

                                 CHARTER OF THE
                               US DATAWORKS, INC.
                              NOMINATING COMMITTEE

                                    ARTICLE I

                                     PURPOSE

      1.1 The purpose of the Nominating Committee (the "Committee") of the Board of Directors of US Dataworks, Inc., a Nevada corporation (the "Company") shall be to identify individuals qualified to become members of the Board of Directors and to recommend that the Board of Directors select the director nominees of the Company to be considered for election at the annual meeting of stockholders. In addition, the Committee shall also determine the composition of committees of the Board of Directors, subject to the terms and conditions set forth herein.

                                   ARTICLE II

                           DUTIES AND RESPONSIBILITIES

      2.1   Duties and Responsibilities.

      The following shall be the common recurring duties and responsibilities of the Committee. These duties and responsibilities are set forth below as a guide with the understanding that the Committee may alter or supplement them as appropriate.

      (a) Annually, to evaluate and to recommend that the Board of Directors select the director nominees of the Company to be considered for election at the annual meeting of stockholders. The Committee shall also recommend nominees to the Board of Directors with respect to filling vacancies on the Board of Directors. The criteria used by the Committee to evaluate and to recommend director nominees shall be the Board Membership Criteria set forth in the Corporate Governance Guidelines. The Committee shall have the sole authority and shall be granted the resources to retain independent advisers, such as search firms, in order to assist the Committee in identifying and recommending nominees. Such authority shall include the sole authority to approve such advisor's fees and other retention terms.

      (b) To determine the composition of committees of the Board of Directors, after consultation with the chief executive officer and with consideration of the desires of individual members of the Board of Directors.

      (c) To review and make recommendations to the Board of Directors with respect to candidates for director proposed by stockholders of the Corporation.

      (d) The Committee shall consider and make recommendations to the Board concerning the appropriate size of the Board.

      (e) To evaluate on an annual basis the functioning and effectiveness of the Board of Directors, its committees and its individual members, and to the extent the Committee deems appropriate, recommend changes to increase the effectiveness of the Board of Directors and its committees.

      (f) To consider and make recommendations on matters related to the practices, policies and procedures of the Board of Directors.

      (g) To perform such other activities and functions related to the selection and nomination of directors as may be assigned from time to time by the Board of Directors, including, but not limited to preparing or causing to be prepared any reports or other disclosure required with respect to the Committee by any applicable proxy or other rules of the Securities and Exchange Commission or as required by the rules and regulations of the American Stock Exchange.

      (h) In performing any of its duties and responsibilities, the Committee may consult with the Company's internal or outside legal counsel and shall have the sole authority and shall be granted the resources to retain independent legal counsel, which shall include the sole authority to approve any such counsel's fees and other retention terms.

      2.2   Delegation of Duties and Responsibilities.

      The Committee may, by resolution passed by a majority of the Committee, designate one or more subcommittees, each subcommittee to consist of one or more directors of the Company (who may or may not be members of this Committee). Any such subcommittee to the extent provided in the resolutions of this Committee, shall have and may exercise all the powers and authority of this Committee and may authorize the seal of the Company to be affixed to all papers which may require it. Each subcommittee shall have such name as may be determined from time to time by resolution adopted by this Committee. Each subcommittee shall keep regular minutes of its meetings and report the same to this Committee or the Board of Directors when required by the Board of Directors.

      2.3   Contractual Rights to Nominate Board Members.

      If the Company is required by contract or otherwise to provide third parties with the ability to nominate directors, the selection and nomination of any such directors are not subject to the powers or oversight of this Committee, except to the extent that any such director shall be subject to the Corporate Governance Guidelines and the Code of Conduct of the Company and general oversight of this Committee.

      2.4   Authority to Retain Advisers.

      In the course of its duties, the Committee shall have sole authority, at the Company's expense, to engage and terminate search firms, as the Committee deems advisable, to identify Director candidates, including the sole authority to approve the search firm's fees and other retention terms.

      2.5   Annual Performance Evaluation.

      The Committee shall undertake an annual evaluation assessing its performance with respect to its purposes and its duties and tasks set forth in this Charter, which evaluation shall be reported to the Board of Directors. In addition, the Committee shall lead the Board in an annual self-evaluation process, including the self-evaluation of each Board of Directors' committee, and report its conclusions and any further recommendations to the Board of Directors.

                                   ARTICLE II

                                COMMITTEE MEMBERS

      3.1   Number and Qualification of Committee Members.

      The authorized number of members of the Committee shall be three members of the Board of the Directors, each of whom shall meet the independence standards established by the American Stock Exchange and shall satisfy all applicable independence requirements under the federal securities laws and rules thereunder.

      3.2   Appointment and Term of Office of Committee Members.

      Committee members shall be appointed by the Board of Directors to hold office until replaced by a resolution of the Board of Directors. Each Committee member, including a member elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified, except in the case of the death, resignation, or removal of such a member.

      3.3   Removal.

      The entire Committee or any individual Committee member may be removed from office without cause by the affirmative vote of a majority of the Board of Directors of the Company.

      3.4   Resignation and Vacancies.

      Any Committee member may resign effective upon giving oral or written notice to the Chairman of the Board, the Secretary or the Board of Directors, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation of a Committee member is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.

      Vacancies on the Committee may be filled by the Board of Directors. Each Committee member so elected shall hold office until a successor has been elected and qualified by the Board of Directors, or until his or her death, resignation or removal.

      A vacancy or vacancies in the Committee shall be deemed to exist (i) in the event of the death, resignation or removal of any Committee member, (ii) if the Board of Directors by resolution declares vacant the office of a Committee member who has been declared of unsound mind by an order of court or convicted of a felony or (iii) if the authorized number of Committee members is increased.

      3.5   Chairman of the Committee.

      The Chairman of the Committee, if such an officer be elected, shall, if present, preside at meetings of the Committee and exercise and perform such other powers and duties as may from time to time be assigned by the Board of Director or as may be prescribed by this Charter. The Chairman of the Committee shall be elected by resolution of the Board of Directors. In the absence or disability of the Chairman of the Committee, the Board of Directors shall appoint an alternative Chairman to preside at the Committee meetings.

      3.6   Secretary.

      The Secretary shall keep or cause to be kept, at the principal executive office of the Company or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of the Committee. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present and the proceedings thereof. If no Secretary of the Committee be appointed by the Board of Directors, the Chairman shall also serve as the Secretary.

      The Secretary shall give, or cause to be given, notice of all meetings of the Committee required to be given by law, this Charter or by the Company's Bylaws.

                                   ARTICLE IV

                               COMMITTEE MEETINGS

      4.1   Place of Meetings; Meetings by Telephone.

      Regular meetings of the Committee may be held at any place within or outside the State of Nevada that has been designated from time to time by the Chairman of the Committee. In the absence of such a designation, regular meetings shall be held at the principal executive office of the Company. Special meetings of the Committee may be held at any place within or outside the State of Nevada that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the Company.

      Members of the Committee may participate in a meeting through the use of conference telephone or similar communications equipment, so long as all Committee members participating in such meeting can hear one another. Participation in a meeting pursuant to this paragraph constitutes presence in person at such meeting.

      4.2   Regular Meetings.

      Regular meetings of the Committee may be held without notice if the time and place of such meetings are fixed by resolution of the Board of Directors or by resolution of the Committee.

      4.3   Special Meetings; Notice.

      Subject to the provisions of the following paragraph, special meetings of the Committee for any purpose or purposes may be called at any time by the Chairman of the Committee, by the Board of Directors, or by two (2) Committee members.

      Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail, telegram, charges prepaid, or by facsimile or electronic mail, addressed to each Committee member at that member's address as it is shown on the records of the Company. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or by facsimile, telegram or electronic mail, it shall be delivered personally or by telephone or by facsimile or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the Committee member or to a person at the office of the member who the person giving the notice has reason to believe will promptly communicate it to the member. The notice need not specify the purpose of the meeting.

      4.4   Quorum.

      A majority of the authorized number of Committee members shall constitute a quorum for the transaction of business, except to adjourn as provided in
Section 4.6 of this Charter. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the Committee, subject to certain provisions of the Nevada General Corporation Law, the Articles of Incorporation, and other applicable law.

      A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Committee members, if any action taken is approved by at least a majority of the required quorum for such meeting.

      4.5   Waiver of Notice.

      Notice of a meeting need not be given to any Committee member who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such member. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the Committee.

      4.6   Adjournment.

      A majority of the Committee members present, whether or not a quorum is present, may adjourn any meeting to another time and place.

      4.7   Notice of Adjournment.

      If the meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time and place shall be given prior to the time of the adjourned meeting to the Committee members who were not present at the time of the adjournment.

      4.8   Committee Action by Written Consent Without A Meeting.

      Any action required or permitted to be taken by the Committee may be taken without a meeting, if all Committee members individually or collectively consent in writing or by electronic transmission to such action. Such written consent or consents or electronic transmission or transmissions shall be filed with the minutes of the proceedings of the Committee. Such action by written consent or electronic transmission shall have the same force and effect as a unanimous vote of the Committee.

                                    ARTICLE V

                               RECORDS AND REPORTS

      5.1   Maintenance and Inspection of Charter.

      The Company shall keep at its principal executive office or, if its principal executive office is not in the State of Nevada, at its principal business office in Texas, the original or a copy of this Charter as amended to date, which shall be open to inspection by the stockholders at all reasonable times during office hours.

      5.2   Minutes and Reports.

      The Committee shall keep regular minutes of its proceedings, which shall be filed with the Secretary of the Company. All action by the Committee shall be reported to the Board of Directors at the next meeting thereof, and, insofar as rights of third parties shall not be affected thereby, shall be subject to revision and alteration by the Board of Directors.

      5.3   Reports.

      (a) The Committee may, as it desires, prepare or cause the preparation of a report for inclusion in the Company's annual proxy statement.

      (b) The Committee shall submit any recommendations for changes to the Committee's Charter to the full Board of Directors for approval.

      (c) The Committee shall maintain minutes of its meetings and regularly report its activities to the Board of Directors.

                                   ARTICLE VI

                                 GENERAL MATTERS

      6.1   Construction; Definitions.

      Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Nevada General Corporation Law shall govern the construction of this Charter. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

      6.2   Reliance on Information Provided.

      In adopting this Charter, the Board of Directors acknowledges that the Committee members are not necessarily legal experts and are not providing any expert or special assurance as to the Company's legal compliance. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Company that provide information to the Committee and the accuracy and completeness of the corporate governance and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

                                   ARTICLE VII

                                   AMENDMENTS

      7.1   Amendment by Board of Directors.

      This Charter and any provision contained herein may be amended or repealed by the Board of Directors.

      7.2   Record of Amendments.

      Whenever an amendment or a new Charter is adopted, it shall be copied in the book of minutes with the original Charter. If any provision of this Charter is repealed, the fact of repeal, with the date of the meeting at which the repeal was enacted or written consent was filed, shall be stated in said book.

                                  ARTICLE VIII

                                 INTERPRETATION

      Reference in this Charter to any provision of the Nevada General Corporation Law shall be deemed to include all amendments thereof.

                                                                      APPENDIX B

                                 CHARTER OF THE
                               US DATAWORKS, INC.
                         CORPORATE GOVERNANCE COMMITTEE

                                    ARTICLE I

                                     PURPOSE

      1.1 The purpose of the Corporate Governance Committee (the "Committee") of the Board of Directors of US Dataworks, Inc., a Nevada corporation (the "Company") shall be to oversee matters of corporate governance, including the evaluation of the Board of Directors' performance and processes, to develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company and to perform such other duties and responsibilities enumerated in and consistent with this Charter.

                                   ARTICLE II

                           DUTIES AND RESPONSIBILITIES

      2.1   Duties and Responsibilities.

      The following shall be the common recurring duties and responsibilities of the Committee. These duties and responsibilities are set forth below as a guide with the understanding that the Committee may alter or supplement them as appropriate.

      (a) To formulate and recommend to the Board of Directors a list of corporate governance guidelines, which shall address, at a minimum, director qualification standards; director responsibilities; director access to management and, as necessary and appropriate, independent advisors; director compensation; director orientation and continuing education; management succession; and annual performance evaluation of the Board of Directors (the "Corporate Governance Guidelines"). The Committee shall from time to time or as necessary recommend to the Board of Directors any revisions to the Corporate Governance Guidelines that the Committee deems appropriate or to ensure compliance with applicable securities law and regulations and stock market rules.

      (b) To formulate and recommend to the Board of Directors a code of business conduct and ethics for directors, officers and employees of the Company, which shall address, at a minimum, conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of company assets, compliance with laws, rules and regulations (including insider trading laws), and encouraging the reporting of any illegal or unethical behavior (a "Code of Ethics and Business Conduct"). The Committee shall from time to time or as necessary recommend to the Board of Directors any revisions to the Code of Ethics and Business Conduct that the Committee deems appropriate or to ensure compliance with applicable securities laws and regulations and stock market rules.

      (c) To evaluate on an annual basis the performance of the Company's management as a whole and its individuals, with respect to compliance with the Corporate Governance Guidelines and the Code of Ethics and Business Conduct, and report such findings to the Board of Directors.

      (d) To consider and make recommendations on matters related to the practices, policies and procedures of the Board of Directors.

      (e) To perform such other activities and functions related to corporate governance as may be assigned from time to time by the Board of Directors, including, but not limited to preparing or causing to be prepared any reports or other disclosure required with respect to the Committee by any applicable proxy or other rules of the Securities and Exchange Commission or as required by the rules and regulations of the American Stock Exchange.

      (f) In performing any of its duties and responsibilities, the Committee may consult with the Company's internal or outside legal counsel and shall have the sole authority and shall be granted the resources to retain independent legal counsel, which shall include the sole authority to approve any such counsel's fees and other retention terms.

      2.2   Delegation of Duties and Responsibilities.

      The Committee may, by resolution passed by a majority of the Committee, designate one or more subcommittees, each subcommittee to consist of one or more directors of the Company (who may or may not be members of this Committee). Any such subcommittee to the extent provided in the resolutions of this Committee, shall have and may exercise all the powers and authority of this Committee and may authorize the seal of the Company to be affixed to all papers which may require it. Each subcommittee shall have such name as may be determined from time to time by resolution adopted by this Committee. Each subcommittee shall keep regular minutes of its meetings and report the same to this Committee or the Board of Directors when required by the Board of Directors.

      2.3   Annual Performance Evaluation.

      The Committee shall undertake an annual evaluation assessing its performance with respect to its purposes and its duties and tasks set forth in this Charter, which evaluation shall be reported to the Board of Directors.

                                   ARTICLE III

                                COMMITTEE MEMBERS

      3.1   Number and Qualification of Committee Members.

      The authorized number of members of the Committee shall be three members of the Board of the Directors, each of whom shall meet the independence standards established by the American Stock Exchange and shall satisfy all applicable independence requirements under the federal securities laws and rules thereunder.

      3.2   Appointment and Term of Office of Committee Members.

      Committee members shall be appointed by the Board of Directors to hold office until replaced by a resolution of the Board of Directors. Each Committee member, including a member elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified, except in the case of the death, resignation, or removal of such a member.

      3.3   Removal.

      The entire Committee or any individual Committee member may be removed from office without cause by the affirmative vote of a majority of the Board of Directors of the Company.

      3.4   Resignation and Vacancies.

      Any Committee member may resign effective upon giving oral or written notice to the Chairman of the Board, the Secretary or the Board of Directors, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation of a Committee member is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.

      Vacancies on the Committee may be filled by the Board of Directors. Each Committee member so elected shall hold office until a successor has been elected and qualified by the Board of Directors, or until his or her death, resignation or removal.

      A vacancy or vacancies in the Committee shall be deemed to exist (i) in the event of the death, resignation or removal of any Committee member, (ii) if the Board of Directors by resolution declares vacant the office of a Committee member who has been declared of unsound mind by an order of court or convicted of a felony or (iii) if the authorized number of Committee members is increased.

      3.5   Chairman of the Committee.

      The Chairman of the Committee, if such an officer be elected, shall, if present, preside at meetings of the Committee and exercise and perform such other powers and duties as may from time to time be assigned by the Board of Director or as may be prescribed by this Charter. The Chairman of the Committee shall be elected by resolution of the Board of Directors. In the absence or disability of the Chairman of the Committee, the Board of Directors shall appoint an alternative Chairman to preside at the Committee meetings.

      3.6   Secretary.

      The Secretary shall keep or cause to be kept, at the principal executive office of the Company or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of the Committee. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present and the proceedings thereof. If no Secretary of the Committee be appointed by the Board of Directors, the Chairman shall also serve as the Secretary.

      The Secretary shall give, or cause to be given, notice of all meetings of the Committee required to be given by law, this Charter or by the Company's Bylaws.

                                   ARTICLE IV

                               COMMITTEE MEETINGS

      4.1   Place of Meetings; Meetings by Telephone.

      Regular meetings of the Committee may be held at any place within or outside the State of Nevada that has been designated from time to time by the Chairman of the Committee. In the absence of such a designation, regular meetings shall be held at the principal executive office of the Company. Special meetings of the Committee may be held at any place within or outside the State of Nevada that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the Company.

      Members of the Committee may participate in a meeting through the use of conference telephone or similar communications equipment, so long as all Committee members participating in such meeting can hear one another. Participation in a meeting pursuant to this paragraph constitutes presence in person at such meeting.

      4.2   Regular Meetings.

      Regular meetings of the Committee may be held without notice if the time and place of such meetings are fixed by resolution of the Board of Directors or by resolution of the Committee.

      4.3   Special Meetings; Notice.

      Subject to the provisions of the following paragraph, special meetings of the Committee for any purpose or purposes may be called at any time by the Chairman of the Committee, by the Board of Directors, or by two (2) Committee members.

      Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail, telegram, charges prepaid, or by facsimile or electronic mail, addressed to each Committee member at that member's address as it is shown on the records of the Company. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or by facsimile, telegram or electronic mail, it shall be delivered personally or by telephone or by facsimile or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the Committee member or to a person at the office of the member who the person giving the notice has reason to believe will promptly communicate it to the member. The notice need not specify the purpose of the meeting.

      4.4   Quorum.

      A majority of the authorized number of Committee members shall constitute a quorum for the transaction of business, except to adjourn as provided in
Section 4.6 of this Charter. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the Committee, subject to certain provisions of the Nevada General Corporation Law, the Articles of Incorporation, and other applicable law.

      A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Committee members, if any action taken is approved by at least a majority of the required quorum for such meeting.

      4.5   Waiver of Notice.

      Notice of a meeting need not be given to any Committee member who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such member. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the Committee.

      4.6   Adjournment.

      A majority of the Committee members present, whether or not a quorum is present, may adjourn any meeting to another time and place.

      4.7   Notice of Adjournment.

      If the meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time and place shall be given prior to the time of the adjourned meeting to the Committee members who were not present at the time of the adjournment.

      4.8   Committee Action by Written Consent Without A Meeting.

      Any action required or permitted to be taken by the Committee may be taken without a meeting, if all Committee members individually or collectively consent in writing or by electronic transmission to such action. Such written consent or consents or electronic transmission or transmissions shall be filed with the minutes of the proceedings of the Committee. Such action by written consent or electronic transmission shall have the same force and effect as a unanimous vote of the Committee.

                                    ARTICLE V

                               RECORDS AND REPORTS

      5.1   Maintenance and Inspection of Charter.

      The Company shall keep at its principal executive office or, if its principal executive office is not in the State of Nevada, at its principal business office in Texas, the original or a copy of this Charter as amended to date, which shall be open to inspection by the stockholders at all reasonable times during office hours.

      5.2   Minutes and Reports.

      The Committee shall keep regular minutes of its proceedings, which shall be filed with the Secretary of the Company. All action by the Committee shall be reported to the Board of Directors at the next meeting thereof, and, insofar as rights of third parties shall not be affected thereby, shall be subject to revision and alteration by the Board of Directors.

      5.3   Reports.

      (a) The Committee may, as it desires, prepare or cause the preparation of a report for inclusion in the Company's annual proxy statement.

      (b) The Committee shall submit any recommendations for changes to the Committee's Charter to the full Board of Directors for approval.

      (c) The Committee shall maintain minutes of its meetings and regularly report its activities to the Board of Directors.

                                   ARTICLE VI

                                 GENERAL MATTERS

      6.1   Construction; Definitions.

      Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Nevada General Corporation Law shall govern the construction of this Charter. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

      6.2   Reliance on Information Provided.

      In adopting this Charter, the Board of Directors acknowledges that the Committee members are not necessarily legal experts and are not providing any expert or special assurance as to the Company's legal compliance. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Company that provide information to the Committee and the accuracy and completeness of the corporate governance and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

                                   ARTICLE VII

                                   AMENDMENTS

      7.1   Amendment by Board of Directors.

      This Charter and any provision contained herein may be amended or repealed by the Board of Directors.

      7.2   Record of Amendments.

      Whenever an amendment or a new Charter is adopted, it shall be copied in the book of minutes with the original Charter. If any provision of this Charter is repealed, the fact of repeal, with the date of the meeting at which the repeal was enacted or written consent was filed, shall be stated in said book.

                                  ARTICLE VIII

                                 INTERPRETATION

      Reference in this Charter to any provision of the Nevada General Corporation Law shall be deemed to include all amendments thereof.

                                                                      APPENDIX C

                               AMENDMENT NO. 1 TO
                               US DATAWORKS, INC.
                              AMENDED AND RESTATED
                             2000 STOCK OPTION PLAN

      WHEREAS, US Dataworks, Inc. (the "Company") has adopted the Amended and Restated 2000 Stock Option Plan (the "Plan") which provides for the issuance of Nonstatutory Stock Options (as defined in the Plan) to non-employee members of the Board of Directors of the Company;

      WHEREAS, the Company desires to amend the Plan (the "Amendment") to (i) increase the authorized shares of Common Stock that may be issued pursuant to Awards (as defined in the Plan) under the Plan, and (ii) increase the number of Nonstatutory Options that may be granted to non-employee directors, subject to stockholder approval; and

      WHEREAS, the approval of the Board has been obtained for this Amendment.

      NOW, THEREFORE, subject to approval by the stockholders of the Company, the Plan is hereby mended as follows:

      1. The first sentence of the current Section 3(a) of the Plan is hereby deleted in its entirety and replaced in its entirety by the following:

                  "Subject to Section 12, the maximum aggregate number of Shares which may be subject to Awards granted under the Plan is five million five hundred thousand (5,500,000) Shares, plus additional Shares described in Section 3(b)."

      2. The first sentence of the current Section 3(b) of the Plan is hereby deleted in its entirety and replaced in its entirety by the following:

                  "As of April 1 of each year, commencing with the year 2004, the aggregate number of Shares that may be issued with respect to Awards granted under the Plan shall automatically increase by a number equal to the lesser of (1) 500,000 Shares, (ii) 5% of the fully diluted outstanding shares of Common Stock of the Company on such date or (iii) a lesser amount determined by the Board."

      3. A new Section 5(b)(ii) of the Plan shall be inserted to read in its entirety as follows:

                  "(ii) On the first business day following the conclusion of each regular annual meeting of the Company's stockholders, commencing with the annual meeting occurring after August 31, 2004, each Outside Director shall receive an Option to purchase 60,000 Shares, subject to adjustment under Section 12."

      4. The first and second sentences of the current Section 5(b)(iii) of the Plan are hereby deleted in their entirety and replaced in their entirety by the following:

                  "On the first business day following the conclusion of each regular annual meeting of the Company's stockholders, commencing with the annual meeting occurring after August 31, 2004, each Outside Director who is elected to serve as a member of the Board thereafter shall receive an Option to purchase 100,000 Shares or a pro rata portion of 100,000 Shares if elected to serve for a term of less than three years, subject to adjustment under Section 12. Each Outside Director who is not elected at a regular annual meeting of the Company's stockholders shall receive an Option to purchase a pro rata portion of 100,000 Shares within ten business days of his or her election or appointment based on the number of full months remaining from the date of election or appointment until the end of the Outside Director's term divided by 36, 24, or 12, depending on the term of the class to which the Outside Director was elected or appointed."

      5. The current Section 5(b)(iv) of the Plan shall be deleted in its entirety and replaced in its entirety by the following:

                  "(iv) On the first business day following the conclusion of each regular annual meeting of the Company's stockholders, commencing with the annual meeting occurring after August 31, 2004, each Outside Director who will serve as Lead Director or Chairman of the audit committee of the Board shall receive an Option to purchase 50,000 Shares subject to adjustment under Section 12; each Outside Director who will serve as Chairperson of a committee, other than the audit committee, shall receive an Option to purchase 30,000 Shares, subject to adjustment under Section 12; each Outside Director who will serve on a committee, other than the audit committee, of the Board in a capacity other than Chairperson shall receive an Option to purchase 10,000 Shares, subject to adjustment under Section 12; and each Outside Director who will serve on the audit committee of the Board in a capacity other than Chairperson shall receive an Option to purchase 15,000 Shares. Each Outside Director who is not appointed immediately following a regular annual meeting of the Company's stockholders shall receive an Option to purchase a pro rata portion of 50,000, 30,000, 15,000 or 10,000 Shares, as the case may be, within ten business days of his or her appointment based on the number of full months remaining from the date of appointment until the next annual meeting. Any fractional share resulting from such calculation shall be rounded up to the nearest whole number."

      6. Except as expressly provided above, the terms and conditions of the plan shall remain in full force and effect.

             [Remainder of page intentionally left blank. Signature

      To record the adoption of this Amendment No. 1 to the Plan by the Board of Directors effective as of July 20, 2004, the Company has cause its authorized officer to execute the same.

                                            US DATAWORKS, Inc.



                                            By: /s/ Charles R. Ramey
                                                Charles E. Ramey
                                                Chief Executive Officer

                       ANNUAL MEETING OF STOCKHOLDERS OF

                               US DATAWORKS, INC.

                                September 1, 2004

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.

   - Please detach along perforated line and mail in the envelope provided. -

       20230303300000000000  5                                 090104

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS
                        AND "FOR" PROPOSALS 2 THROUGH 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
                  VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF CLASS II DIRECTORS:

                                NOMINEES:

[ ]FOR ALL NOMINEES             [ ] Hayden D. Watson
                                [ ] Thomas L. West, Jr.

[ ]WITHHOLD AUTHORITY
   FOR ALL NOMINEES

[ ]FOR ALL EXCEPT
   (See instructions below)

                                                                                   FOR   AGAINST  ABSTAIN

2.    To approve the amendment to the Company's Amended and Restated 2000 Stock    [ ]     [ ]       [ ]
      Option Plan to increase the number of shares available for issuance thereunder from 3,200,000 to 6,000,000:

3.    To approve the amendment to the Company's Amended and Restated 2000 Stock    [ ]     [ ]       [ ]
      Option Plan to increase the number of shares subject to granted to non-employee members of the Board of Directors:

4.    To ratify the appointment of Ham, Langston & Brezina, LLP as the Company's   [ ]     [ ]       [ ]
      independent auditors:

5.    In their discretion, upon such other business as may properly come before    [ ]     [ ]       [ ]
      the meeting.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:-

To change the address on your account, please check the box at right
and indicate your new address in the address space above. Please note       [  ]
that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder [            ]   Date:[           ]   Signature of Stockholder [           ]    Date: [          ]

NOTE: Please sign exactly as your name or names appear on this Proxy.
      When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                               US DATAWORKS, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR ANNUAL MEETING - SEPTEMBER 1, 2004

      CHARLES E, RAMEY and JOHN J. FIGONE, or either of them, each with the power of substitution, are hereby authorized to represent as proxies and vote with respect to the proposals set forth on the reverse side and in the discretion of such proxies on all other matters that may be properly presented for action all shares of stock of US Dataworks, Inc. (the "Company") the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's offices at 5301 Hollister Road, Suite 250, Houston, Texas on Wednesday, September 1, 2004 at 9:30 a.m. or at any postponements or adjournments thereof, and instructs said proxies to vote as follows:

Shares represented by this proxy will be voted as directed by the stockholder. IF NO SUCH DIRECTIONS ARE INDICATED, THE PROXIES WILL HAVE THE AUTHORITY TO VOTE FOR THE ELECTION OF CLASS II DIRECTORS AND FOR ITEMS 2, 3, 4, AND 5.

           (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                       ANNUAL MEETING OF STOCKHOLDERS OF

                               US DATAWORKS, INC.

                               SEPTEMBER 1, 2004

                           PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

                                     - OR -

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

                                     - OR -

INTERNET - Access "WWW.VOTEPROXY.COM" and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER   [              ]

ACCOUNT NUMBER   [              ]

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

- Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. -

20230303300000000000 5                                            090104

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
                   DIRECTORS AND "FOR" PROPOSALS 2 THROUGH 5.

  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE -OR" PROPOSALS 2 THROUGH 5. IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.    ELECTION OF CLASS II DIRECTORS:

                                NOMINEES:

[ ] FOR ALL NOMINEES            [ ] Hayden D. Watson
                                [ ] Thomas L. West, Jr.

[ ] WITHHOLD AUTHORITY
    FOR ALL NOMINEES

[ ] FOR ALL EXCEPT
    (See instructions below)

                                                                                   FOR   AGAINST  ABSTAIN

2.    To approve the amendment to the Company's Amended and Restated 2000 Stock    [ ]     [ ]       [ ]
      Option Plan to increase the number of shares available for issuance thereunder from 3,200,000 to 6,000,000:

3.    To approve the amendment to the Company's Amended and Restated 2000 Stock    [ ]     [ ]       [ ]
      Option Plan to increase the number of shares subject to options granted to non-employee members of the Board of Directors:

4.    To ratify the appointment of Ham, Langston & Brezina, LLP as the Company's   [ ]     [ ]       [ ]
      independent auditors:

5.    In their discretion, upon such other business as may properly come before    [ ]     [ ]       [ ]
      the meeting.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:-

To change the address on your account, please check the box at right
and indicate your new address in the address space above. Please note       [  ]
that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder [            ]   Date:[           ]   Signature of Stockholder [           ]    Date: [          ]

NOTE: Please sign exactly as your name or names appear on this Proxy.
      When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.